Aptus Fortified Value ETF (FTVA)
(a series of ETF Series Solutions)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004

Dear Shareholder,

We are sending this material to you because you are a shareholder of the Aptus Fortified Value ETF (the “Acquired Fund”), a series of ETF Series Solutions (the “Trust”). After careful consideration, Aptus Capital Advisors, LLC (“Aptus” or the “Adviser”), the Acquired Fund’s investment adviser, has recommended and the Board of Trustees (the “Board”) of the Trust has approved the reorganization of the Acquired Fund into the Aptus Drawdown Managed Equity ETF (formerly known as the Aptus Behavioral Momentum ETF) (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), also an existing series of the Trust advised by Aptus (the “Reorganization”).

	Acquired Fund	Acquiring Fund
Fund Name	Aptus Fortified Value ETF	Aptus Drawdown Managed Equity ETF
Ticker Symbol	FTVA	ADME

The Reorganization of the Acquired Fund into the Acquiring Fund will consolidate two Funds of the Trust that each invest predominantly in (i) mid- and large-capitalization U.S.-listed equity securities and (ii) options on one or more broad-based indexes or ETFs that track the performance of the U.S. equity market (“Broad Market Options”) to limit exposure to equity market declines. However, the Acquired Fund uses a “passive management” (or indexing) approach to investing, while the Acquiring Fund is actively managed. Additionally, while both Funds may purchase Broad Market Options to limit exposure to equity market declines, the Acquiring Fund may also sell Broad Market Options with the same option type (i.e., put or call), reference asset, and expiration date as the Broad Market Options purchased by the Acquiring Fund, but with a lower strike price to offset the cost of purchasing Broad Market Options while limiting the potential gains from such Broad Market Options. The Acquiring Fund may also purchase and sell options on the Cboe Volatility Index® (the “VIX® Index”), which generally measures the 30-day expected volatility of the U.S. stock market based on prices of S&P 500® Index call and put options, to further mitigate exposure to equity market declines.

The Funds have the same management fee. The Acquiring Fund currently has a higher total annual operating expense ratio than the Acquired Fund as a result of acquired fund fees and expenses from investments in other ETFs based on the Acquiring Fund’s principal investment strategy prior to November 8, 2019. Aptus does not expect that the Acquiring Fund will invest in other investment companies following the Reorganization, and consequently, Aptus anticipates that the total annual operating expense ratio of the Acquiring Fund following the Reorganization will be equal to the total annual operating expense ratio of the Acquired Fund prior to the Reorganization.

As further explained in the enclosed Information Statement/Prospectus, the Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). Pursuant to the Reorganization Agreement, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of all liabilities of the Acquired Fund by the Acquiring Fund and shares of the Acquiring Fund having an aggregate net asset value (plus cash in lieu of fractional shares, if any) equal to the aggregate net asset value of the shares of the Acquired Fund on the closing date for the Reorganization. The shares of the Acquiring Fund will be distributed pro rata to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Holders of shares of the Acquired Fund will receive the number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization. Aptus is the investment adviser for both Funds, and the Funds have the same portfolio managers responsible for day-to-day portfolio management.

It is expected that the Reorganization will be a tax-free exchange for shareholders of the Acquired Fund for federal income tax purposes (except with respect to cash received in lieu of fractional shares). The direct expenses related to the Reorganization, including the costs associated with the delivery of the enclosed Information Statement/Prospectus, will be borne by Aptus, which are estimated to be approximately $40,000. Aptus will incur these costs whether or not the Reorganization is consummated.

Due to the lack of scale in each Fund, and to eliminate duplicative products, Aptus recommended the Reorganization of the Acquired Fund into the Acquiring Fund. Aptus and the Board believe that the Reorganization is in the best interests of the Funds and their respective shareholders and that the interests of their respective shareholders will not be diluted as a result of the Reorganization.

Aptus and the Board believe that the Reorganization is in the best interest of shareholders because, among other things, the Funds have similar investment strategies; there will be no change in the investment advisers, portfolio managers, or other fund services providers; the Acquiring Fund is expected to have the same operating expenses as the Acquired Fund; the long-term viability of each Fund is in question due to their small size; the Reorganization will be tax-free from a federal income tax perspective to shareholders of the Acquired Fund (except with respect to cash received in lieu of fractional shares, if any); each Acquired Fund shareholder may sell their holdings of the Fund prior to the Reorganization being effected (though such sale might have tax consequences for them); and shareholders of the Acquired Fund will receive shares (and cash in lieu of fractional shares, if any) in the Acquiring Fund equal in value at the time of the Reorganization to the aggregate net asset value of their shares in the Acquired Fund immediately prior to the Reorganization. Other factors considered by the Board are described further in the Information Statement/Prospectus.

Shares of the Funds are listed for trading on Cboe BZX Exchange, Inc. In preparation for the closing of the Reorganization, trading in shares of the Acquired Fund is expected to be suspended as of close of business on December 26, 2019.

More information on the Acquiring Fund, the reasons for the Reorganization, and benefits to the Acquired Fund’s shareholders is contained in the enclosed Information Statement/Prospectus. You should review the Information Statement/Prospectus carefully and retain it for future reference.

We are providing this document for your information only because shareholder approval is not required to effect the Reorganization under the Trust’s organizational documents, Delaware state law, or the Investment Company Act of 1940. The Trust’s organizational documents give the Board the power to merge assets and liabilities of the series of the Trust without shareholder approval. Additionally, certain rules under the Investment Company Act of 1940 permit a merger of affiliated companies without obtaining shareholder approval if certain conditions are met.

The Reorganization is expected to close immediately after the close of business on or about December 27, 2019.

Sincerely,

/s/ Michael D. Barolsky
Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

How the Reorganization Will Work

•
the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value (and cash in lieu of fractional shares, if any) equal to the aggregate net asset value of the shares of the Acquired Fund on the closing date for the Reorganization;

•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•
the distribution of shares of the Acquiring Fund pro rata to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund with holders of shares of the Acquired Fund receiving a number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization.

The Trust’s Board carefully considered the proposed Reorganization, as well as potential alternatives for the Acquired Fund, including its liquidation or the liquidation of the Acquiring Fund. After careful consideration, the Board approved the Reorganization. A copy of the form of the Reorganization Agreement is attached to this Information Statement/Prospectus as Appendix A. The Reorganization Agreement and the Reorganization are not required to be approved by the shareholders of the Acquired Fund. Accordingly, shareholders of the Acquired Fund are not being asked to vote on or approve the Reorganization Agreement or the Reorganization.

This Information Statement/Prospectus sets forth the basic information regarding the Reorganization Agreement and the Reorganization. You should read it and keep it for future reference.

For simplicity, actions are described in this Information Statement/Prospectus as being taken by either the Acquired Fund or the Acquiring Fund, although all actions are actually taken by the Trust, on behalf of the Acquired Fund and the Acquiring Fund.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Information Statement/Prospectus:

•	The Prospectus and Statement of Additional Information for the Acquired Fund dated August 31, 2019, as supplemented;

•	The Prospectus and Statement of Additional Information for the Acquiring Fund, dated August 31, 2019, as supplemented;

•	The Funds’ Annual Report on Form N-CSR for the fiscal year ended April 30, 2019 (on file with the SEC (http://www.sec.gov) (File No. 811-22668) (Accession No. 0000898531-19-000386)), and

•	The Statement of Additional Information relating to this Information Statement/Prospectus dated December 6, 2019.

This Information Statement/Prospectus will be mailed on or about December 9, 2019 to shareholders of record of the Fund as of October 31, 2019 (the “Record Date”).

Copies of these materials and other information about the Trust and the Fund are available upon request and without charge by writing to the address below or by calling the telephone number listed as follows:

ETF Series Solutions
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
www.aptusetfs.com

INFORMATION STATEMENT/PROSPECTUS

December 6, 2019

REORGANIZATION OF

Aptus Fortified Value ETF (FTVA)
(a series of ETF Series Solutions)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004

IN EXCHANGE FOR SHARES OF

Aptus Drawdown Managed Equity ETF (ADME)
(a series of ETF Series Solutions)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement/Prospectus is being furnished to shareholders of the Aptus Fortified Value ETF (the “Acquired Fund”), a series of ETF Series Solutions (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Acquired Fund will be reorganized into the Aptus Drawdown Managed Equity ETF (formerly known as the Aptus Behavioral Momentum ETF) (the “Acquiring Fund”), also an existing series of the Trust (each of the Acquired Fund and Acquiring Fund may be referred to as a “Fund,” and together, the “Funds”) (the “Reorganization”).

	Acquired Fund	Acquiring Fund
Fund Name	Aptus Fortified Value ETF	Aptus Drawdown Managed Equity ETF
Ticker Symbol	FTVA	ADME

The Reorganization of the Acquired Fund into the Acquiring Fund will consolidate two Funds of the Trust that each invest predominantly in (i) mid- and large-capitalization U.S.-listed equity securities and (ii) options on one or more broad-based indexes or ETFs that track the performance of the U.S. equity market (“Broad Market Options”) to limit exposure to equity market declines. However, the Acquired Fund uses a “passive management” (or indexing) approach to investing, while the Acquiring Fund is actively managed. Additionally, while both Funds may purchase Broad Market Options to limit exposure to equity market declines, the Acquiring Fund may also sell Broad Market Options with the same option type (i.e., put or call), reference asset, and expiration date as the Broad Market Options purchased by the Acquiring Fund, but with a lower strike price to offset the cost of purchasing Broad Market Options while limiting the potential gains from such Broad Market Options. The Acquiring Fund may also purchase and sell options on the Cboe Volatility Index® (the “VIX® Index”), which generally measures the 30-day expected volatility of the U.S. stock market based on prices of S&P 500® Index call and put options, to further mitigate exposure to equity market declines.

The Trust is an open-end investment management company organized as a Delaware statutory trust. Aptus Capital Advisors, LLC (“Aptus” or the “Adviser”) is the investment adviser to the Acquired Fund and the Acquiring Fund. Aptus will continue to be responsible for providing investment advisory and portfolio management services to the Acquiring Fund following the Reorganization.

Shares of the Funds are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”). In preparation for the closing of the Reorganization, trading in shares of the Acquired Fund will be suspended as of the close of business on December 26, 2019. The Reorganization is expected to close immediately after the close of business on or about December 27, 2019.

If you need additional copies of this Information Statement/Prospectus, please contact the Fund by calling 1-800-617-0004 or by writing to:

ETF Series Solutions
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

This Information Statement/Prospectus sets forth concisely the information about the Acquiring Fund that you should know and should be retained for future reference. Additional copies of this Information Statement/Prospectus will be delivered to you promptly upon request.

For a free copy of the Funds’ most recent annual report, please contact the Funds by calling the above-referenced telephone number or by writing to the Funds at the above-referenced address.

Shareholder approval is not required to effect the Reorganization. No action on your part is required to effect the Reorganization.

The SEC has not approved or disapproved the Acquiring Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Information Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust.
Table of Contents

SUMMARY	3
Comparison of the Acquired Fund and the Acquiring Fund	3
Federal Income Tax Consequences of the Reorganization	4
Comparison of Fundamental and Non-Fundamental Investment Policies	5
Comparison of Principal Risks of Investing in the Funds	6
The Funds’ Fees and Expenses	10
Example	11
Portfolio Turnover	11
Comparison of Principal Investment Strategies and Performance	12
INFORMATION ABOUT THE REORGANIZATION	16
ADDITIONAL INFORMATION ABOUT THE FUNDS	20
AVAILABLE INFORMATION	23
LEGAL MATTERS	23
EXPERTS	24
OTHER MATTERS	24
APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION	Appendix A-1
APPENDIX B - SHAREHOLDER INFORMATION FOR THE FUNDS	Appendix B-1
APPENDIX C - FINANCIAL HIGHLIGHTS	Appendix C-1

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein by reference. You should read carefully the entire Information Statement/Prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.
As used herein, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (3) the issuance of shares of beneficial interest by the Acquiring Fund to the Acquired Fund in an amount that will equal, in aggregate net asset value (and cash in lieu of fractional shares, if any), to the aggregate net asset value of the shares of the Acquired Fund, on the last business day preceding the closing of the Reorganization; (4) the distribution of shares of the Acquiring Fund pro rata to the shareholders of the Acquired Fund with holders of shares of the Acquired Fund receiving the number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization; and (5) the ultimate redemption by the Trust of the shares of the Acquired Fund prior to its dissolution.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (except with respect to cash, if any, received in lieu of fractional shares). For information on the tax consequences of the Reorganization, see the sections entitled “Summary – Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization – Federal Income Tax Consequences” in this Information Statement/Prospectus.

Comparison of Acquired Fund and Acquiring Fund

The following table provides a comparison of pertinent information of the current Acquired Fund and Acquiring Fund.

	Acquired Fund (Aptus Fortified Value ETF)	Acquiring Fund (Aptus Drawdown Managed Equity ETF)
Form of Organization	Delaware Statutory Trust	Same.
Net Assets as of October 31, 2019	$66,695,468	$60,934,403
Investment Objective	The Fund seeks to track the performance, before fees and expenses, of the Aptus Fortified Value Index.	The Fund seeks capital appreciation with downside protection.
Investment Adviser	Aptus Capital Advisors, LLC	Same.
Portfolio Managers	John D. (“JD”) Gardner, Chief Investment Officer and Managing Member at the Adviser, and Beckham D. Wyrick, Portfolio Manager and Chief Compliance Officer at the Adviser, co-manage the Fund.	Same.
Management Fee	0.79%	Same.
Total Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year Ended April 30, 2019*	0.79%	Same.
* As reported in the Fund's Annual Report dated April 30, 2019. These figures do not reflect indirect expenses of each Fund, such as acquired fund fees and expenses.

	Acquired Fund (Aptus Fortified Value ETF)	Acquiring Fund (Aptus Drawdown Managed Equity ETF)
How to Buy and Sell Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only in Creation Units. Only authorized participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Same.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Same.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
Same.

Federal Income Tax Consequences of the Reorganization

As a non-waivable condition to the Reorganization, the Fund will have received an opinion of counsel to the Trust to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code (except with respect to cash, if any, received in lieu of fractional shares). Accordingly, neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization (except with respect to cash, if any, received in lieu of fractional shares). In addition, the tax basis and the holding period of the Acquiring Fund shares received by each shareholder of the Acquired Fund in the Reorganization will be the same as the tax basis and holding period of the Acquired Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the shares received, the shares given up must have been held as capital assets by the shareholder. In addition, the tax basis and holding period of the assets of the Acquired Fund will be the same when acquired by the Acquiring Fund in the Reorganization. See “Information About the Reorganization – Federal Income Tax Consequences,” below.

At any time before the Reorganization takes place, a shareholder may sell their shares of the Acquired Fund. Generally, such sale would be a taxable transaction to the shareholder for federal income tax purposes.

Comparison of Fundamental and Non-Fundamental Investment Policies

Fundamental Investment Policies
Acquired Fund	Acquiring Fund
Except with the approval of a majority of the outstanding voting securities, the Fund may not:	Except with the approval of a majority of the outstanding voting securities, the Fund may not:
(1) Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Same.
(2) Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.	Same.
(3) Make loans, except to the extent permitted under the 1940 Act.	Same.
(4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
Same.
(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
Same.
(6) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.	Same.
(7) The Acquired Fund is classified as a non-diversified fund and has not adopted a fundamental investment restriction related to its diversification status. A non-diversified fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. While the Acquired Fund is a non-diversified fund, the Acquired Fund has operated as a diversified fund since its inception. The 1940 Act permits the Acquired Fund to change its status from “non-diversified” to “diversified” without shareholder approval.

With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

The Acquired Fund is classified as a non-diversified fund. Consistent with the requirements of the 1940 Act and Rule 17a-8 thereunder, which permits a merger of affiliated investment companies without obtaining shareholder approval, the Acquired Fund could adopt the Acquiring Fund’s fundamental policy of diversification without shareholder approval.

Non-Fundamental Investment Policies (may be changed without shareholder approval)
Acquired Fund	Acquiring Fund
(1) The Fund will not invest in illiquid investments if, as a result of such investment, more than 15 percent of its net assets would be invested in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Same.
(2) The Fund invests, under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of its Index and depositary receipts representing component securities of its Index.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.

Comparison of Principal Risks of Investing in the Funds

The following table compares the current principal risks of each Fund.

Principal Risk	Acquired Fund	Acquiring Fund
Concentration Risk. To the extent the Fund invests more heavily in particular industries or groups of industries, its performance will be especially sensitive to developments that significantly affect those industries or groups of industries.
	✓	✓
Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
	✓	✓
ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:	✓	✓
◦
APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
	✓	✓
◦
Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
	✓	✓
◦
Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for the Shares in the secondary market, in which case such premiums or discounts may be significant.
	✓	✓

Principal Risk	Acquired Fund	Acquiring Fund
◦
Trading. Although Shares are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc.  (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
	✓	✓
High Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its put options and equity securities as frequently as monthly, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect. While the turnover of the put options is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year).
✓
Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
✓
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.		✓
Market Capitalization Risk.
◦
Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
	✓	✓
◦
Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
	✓	✓
Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
✓

Principal Risk	Acquired Fund	Acquiring Fund
Options Risk.
The value of the Fund’s options fluctuates in response to changes in the value of the Underlying ETF, which is expected to track the performance of the broader U.S. equity market. The Fund is subject to the risk that the options used may not track the broader U.S. equity market as expected because of factors that distinguish the Underlying ETF from the broader U.S. equity market (e.g., statutory or regulatory limitations applicable to the Underlying ETF, fees and expenses of the Underlying ETF, liquidity of the Underlying ETF, trading halts).

Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing put options. Because the Fund only purchases put options, the Fund’s losses from its exposure to put options is limited to the amount of premiums paid.

Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the reference asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing of put or call options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchased put or call options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.

Passive Investment Risk. The Fund is not actively managed, and the Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology.
✓
REIT Investment Risk. A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
	✓	✓

Principal Risk	Acquired Fund	Acquiring Fund
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.	✓	✓
◦
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics, and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
	✓	✓
◦
Health Care Sector Risk.   Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.
	✓	✓
◦
Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
	✓	✓

Principal Risk	Acquired Fund	Acquiring Fund
Tail Hedge Risk.
When the Index’s tail hedge is in effect, the Fund may purchase put options designed to mitigate the Fund’s exposure to significant declines in the broader U.S. equity market. However, there is a risk that the Fund will experience a loss as a result of engaging in such options transactions. Because the Index’s tail hedge is not triggered “on” or “off” at any time other than at month end, (i) the Index’s tail hedge may be “on” or “off” due to significant market movements at or near month end that are not predictive of the market’s performance for the subsequent month and (ii) the triggering “on” or “off” of the Index’s tail hedge may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect at or near the beginning of a month. Such lags between market performance and the triggering “on” or “off” of the Index’s tail hedge may result in significant underperformance relative to the broader, “unhedged” equity market. Moreover, there can be no assurance that the tail hedge will be successful in protecting against all or any declines in the value of the Fund’s portfolio because the amount of protection provided by the put options purchased by the Fund and the price of such protection will be dictated by prevailing market sentiment at the time the tail hedge is triggered. Additionally, the tail hedge will not protect against declines in the value of the Fund’s portfolio.

The Fund may purchase put options designed to mitigate the Fund’s exposure to significant declines in the broader U.S. equity market. However, there is a risk that the Fund will experience a loss as a result of engaging in such options transactions. Moreover, there can be no assurance that the tail hedge will be successful in protecting against all or any declines in the value of the Fund’s portfolio because the amount of protection provided by the put options purchased by the Fund and the price of such protection will be dictated by prevailing market sentiment at the time the tail hedge is triggered. Additionally, the tail hedge will not protect against declines in the value of the Fund’s portfolio where such declines are based on factors other than general stock market fluctuations.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
✓
Value Investing Risk. The Index methodology is based on a “value” style of investing, and consequently, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the methodology used by the Index to determine a company’s “value” or prospects for exceeding earnings expectations or market conditions is wrong. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.
✓

The Fund’s Fees and Expenses

The following table shows the current fees and expenses for the Acquired Fund compared to the Acquiring Fund (based on the twelve months ended April 30, 2019) and the pro forma fees and expenses of the Acquiring Fund for the same period assuming the Reorganization had been completed and effective for the twelve month period ended April 30, 2019.

Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma)

Management Fee	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.00%	0.02%	0.00%[2]
Total Annual Fund Operating Expenses	0.79%	0.81%	0.79%

[1] Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

[2] Restated to reflect that the Acquiring Fund is not expected to invest in other investment companies following the Reorganization.

Example

The Example below is intended to help you compare the costs of investing in the Acquired Fund with the cost of investing in the Acquiring Fund, and of the Acquiring Fund on a pro forma basis assuming the Reorganization had been completed and effective for the twelve month period ended April 30, 2019. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$81	$252	$439	$978
Acquiring Fund	$83	$259	$450	$1,002
Acquiring Fund (Pro Forma)	$81	$252	$439	$978

Portfolio Turnover

The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s shares. For the fiscal year ended April 30, 2019, the Funds’ portfolio turnover rates were:

Acquired Fund
Acquired Fund	51%
Acquiring Fund
Aptus Drawdown Managed Equity ETF (ADME)	321%

The Acquiring Fund’s portfolio turnover rate for the fiscal year ended April 30, 2019 reflects the Fund’s principal investment strategy prior to November 8, 2019, which included a trend-following component that resulted in significant turnover of the Fund’s portfolio in response to market volatility. The Acquiring Fund no longer utilizes such strategy, and consequently, its portfolio turnover rate for the period beginning November 8, 2019 is expected to be more similar to that of the Acquired Fund.

Comparison of Principal Investment Strategies and Performance

Principal Investment Strategies. The following is a comparison of the current principal investment strategies of the Funds. The Acquired Fund uses a passive management approach to track the performance of the Aptus Fortified Value Index. The Acquiring Fund is an actively managed ETF and does not seek to track an index. Each Fund invests predominantly in (i) mid- and large-capitalization U.S.-listed equity securities and (ii) Broad Market Options to limit exposure to equity market declines. The Acquiring Fund seeks to invest in equity securities based on a mix of value- and growth-oriented factors, while the Acquired Fund’s selection criteria were predominantly value-driven. Additionally, while both Funds may purchase Broad Market Options to limit exposure to equity market declines, the Acquiring Fund may also sell Broad Market Options with the same option type (i.e., put or call), reference asset, and expiration date as the Broad Market Options purchased by the Acquiring Fund, but with a lower strike price to offset the cost of purchasing Broad Market Options while limiting the potential gains from such Broad Market Options. The Acquiring Fund may also purchase and sell options on the VIX Index, which generally measures the 30-day expected volatility of the U.S. stock market based on prices of S&P 500® Index call and put options, to further mitigate exposure to equity market declines.

Acquired Fund	Acquiring Fund
Aptus Fortified Value ETF (FTVA)	Aptus Drawdown Managed Equity ETF (ADME)
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Aptus, the Fund’s investment adviser and index provider.
The Fund is an actively managed ETF.
Aptus Fortified Value Index

The Index is a rules-based, equal-weighted index that is designed to gain exposure to 50 of the most undervalued U.S.-listed common stocks and REITs, while hedging against significant U.S. equity market declines when the market is overvalued.

The Index is composed of two components: an equity component of 50 common stocks and REITs and, when the Index determines that the U.S. equity market is overvalued, a “tail hedge” of long put options on a security that tracks the broader U.S. equity market. When the tail hedge is not in effect, the Index will be composed 100% of the equity component. At the time the tail hedge is implemented, the Index will be composed 99.5% of the equity component and 0.50% of the tail hedge, as described below.

The Fund seeks to achieve its objective principally by investing in a portfolio of typically 40 to 50 U.S.-listed equity securities, while limiting downside risk by purchasing exchange-listed put options on one or more broad-based indexes or ETFs that track the performance of the U.S. equity market. Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in equity securities.

Equity Component. The Index’s equity component is drawn from the universe of common stocks and REITs that make up the Solactive US Large & Mid Cap Index, generally the 1,000 largest U.S.-listed common stocks and REITs. Companies in the finance sector are excluded from the universe.

The Index scores each company in the universe on a proprietary series of objective, fundamental analyses (the “Valuation Model”) that evaluate each company’s free cash flow relative to its size, return on capital employed (a measure of profitability relative to a company’s capital), and change in price-to-earnings ratios over the past five years. For each company, the Valuation Model averages the scores from each analysis to determine an overall “Aptus Value Composite Score.”

The Index’s equity component is composed of the 50 common stocks and REITs with the highest Aptus Value Composite Score, equally-weighted and subject to a limit of no more than 15 securities in an individual sector. The equity component is reconstituted quarterly, and securities are only removed from the Index at the time of a reconstitution if their Aptus Value Composite Score has fallen below the top 40th percentile of the Aptus Value Composite Scores of all securities eligible for inclusion in the Index.

The equity component of the Fund’s portfolio is drawn from the universe of the 1,000 largest U.S.-listed common stocks and REITs. Aptus, the Fund’s investment adviser, selects the equity securities for the Fund based on an analysis of each company’s fundamental and momentum characteristics to try to identify attractive opportunities for growth. The Adviser’s proprietary analysis is built from a “yield plus growth” framework, which takes into account fundamental characteristics such as yield, growth, and valuation, along with momentum, to determine the final security selection. Each company in the Fund’s investment universe is analyzed and scored to determine an overall ranking of potential holdings. Holdings will have either an attractive combination of yield plus growth relative to the overall market and/or strong momentum relative to the overall market. Typically, the Fund will equal weight the equity holdings in its portfolio, although such weights may change due to changes in the value of each security in the portfolio over short or long periods of time.

Acquired Fund	Acquiring Fund
Aptus Fortified Value ETF (FTVA)	Aptus Drawdown Managed Equity ETF (ADME)
Tail Hedge. The Index’s tail hedge attempts to provide protection from significant market declines during months when the market is deemed overvalued. As of the second-to-last business day of each month, the Index calculates the U.S. equity market’s “Q Ratio”, a measure of the total market capitalization of the U.S. equity market divided by the net worth of U.S. companies. When the Q Ratio as calculated is above the median based on its history, the tail hedge is implemented on the next business day (i.e., the last business day of the month). Once the tail hedge is implemented, it remains in place for the full month.

When the tail hedge is implemented, the Index will reallocate 0.50% of its weight to buy put options on a large, highly liquid exchange-traded fund that tracks the performance of the U.S. equity market (the “Underlying ETF”), as selected based on the rules of the Index. A put option gives the purchaser the right to sell shares of the underlying asset at a specified price (“strike price”) prior to a specified date (“expiration date”). The purchaser pays a cost (premium) to purchase the put option. In the event the underlying asset declines in value, the value of the put option will generally increase, and in the event the underlying asset appreciates in value, the put option may end up worthless and the premium may be lost.

At the time the tail hedge is implemented, the put options on the Underlying ETF will have an expiration date of approximately three months from the date the tail hedge is implemented, and the strike price will be approximately 30% less than the most recent closing price of the Underlying ETF (“out-of-the-money”).

On the last business day of each month, any options held by the Index are sold. If the tail hedge will not be in effect for the following month, the weight of such options, if any, will be reallocated pro rata to the securities in the Index’s equity component. If the tail hedge will continue in effect for the following month, the Index is rebalanced (i.e., no equity securities are added or deleted) such that the tail hedge (with new options purchased) has a weight of 0.50% and the equity component securities are adjusted up or down pro rata to have an aggregate weight of 99.5%.

The Adviser seeks to limit the Fund’s exposure to equity market declines primarily by purchasing exchange-listed put options on one or more broad-based indexes or ETFs (each, a “reference asset”) that track the performance of the U.S. equity market (“Broad Market Puts”). A put option gives the purchaser the right to sell shares of the reference asset at a specified price (“strike price”) at a specified date (“expiration date”). The purchaser pays a cost (premium) to purchase the put option. In the event the reference asset declines in value, the value of the put option will generally increase, and in the event the reference asset appreciates in value, the put option may end up worthless and the premium may be lost. The Adviser may purchase Broad Market Puts that are at-the-money, near-the-money, or out-of-the-money (also known as a “tail hedge”), and the Adviser will actively manage the Fund’s Broad Market Puts as markets move to roll forward expiration dates or to increase or decrease market exposure. The Adviser generally expects to invest less than 2% of the Fund’s net assets in Broad Market Puts at the time of investment.

In addition to purchasing Broad Market Puts, the Adviser may write (sell) an equal or lesser number of Broad Market Puts with the same reference asset and expiration date as the Broad Market Puts purchased by the Fund, but with a lower strike price. A written (sold) put option obligates the seller to buy shares of the reference asset at a strike price at the expiration date. The writer (seller) of the put option receives an amount (premium) for writing (selling) the option. In the event the reference asset declines in value below the strike price and the holder exercises the put option, the writer (seller) of the put option will have to pay the difference between the strike price and the value of the reference asset, and in the event the reference asset appreciates in value, the put option may end up worthless and the writer (seller) of the put option retains the premium. The put options written by the Fund are “covered” because the Fund owns at least an equivalent number of put options on the same reference asset with the same expiration date and a higher strike price at the time it sells the options. To the extent the Fund sells Broad Market Puts, the value of the Fund may decline more than if it had only purchased Broad Market Puts in the event that the value of the reference asset declines below the strike price of the Broad Market Puts sold by the Fund.

In addition to or in lieu of such Broad Market Puts, the Adviser may buy or write (sell) call options on the Cboe Volatility Index® (the “VIX® Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. A call option gives the purchaser the right to purchase shares of the reference asset at a specified strike price at a specified expiration date. The purchaser pays a cost (premium) to purchase the call option. In the event the reference asset appreciates in value, the value of the call option will generally increase, and in the event the reference asset declines in value, the call option may end up worthless and the premium may be lost. The Adviser generally expects to invest less than 0.50% of the Fund’s net assets in VIX Index call options at the time of investment. The VIX Index call options written by the Fund are “covered” because the Fund owns at least an equivalent number of VIX Index call options with the same expiration date and a lower strike price at the time it sells the options. The Fund will not write a VIX Index call option unless it already owns or, at the time of writing the VIX Index call option it will purchase, a VIX index call option with the same expiration date and a lower strike price than the VIX Index call option it is writing.

Acquired Fund	Acquiring Fund
Aptus Fortified Value ETF (FTVA)	Aptus Drawdown Managed Equity ETF (ADME)
The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
Not applicable.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s investment adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
Not applicable.
The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund’s investment adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of April 30, 2019, the Index had significant exposure to companies in the consumer discretionary, information technology, and health care sectors.

Past Performance. The following performance information indicates some of the risks of investing in the Funds. The bar chart shows each Fund’s performance for calendar years ended December 31. The table illustrates how each Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the applicable Index. Prior to November 8, 2019, the Acquiring Fund’s investment objective was to seek to track the performance, before fees and expenses, of the Aptus Behavioral Momentum Index, and consequently, the Acquiring Fund’s performance for periods included in the bar chart below do not reflect the Fund’s current objective. A Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.aptusetfs.com.

For the year-to-date period ended September 30, 2019, the Fund’s total return was 7.87%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 9.01% for the quarter ended September 30, 2018, and the lowest quarterly return was -22.83% for the quarter ended December 31, 2018.

Average Annual Total Returns
For the Period Ended December 31, 2018

Aptus Drawdown Managed Equity ETF (formerly known as Aptus Behavioral Momentum ETF)	1 Year	Since Inception (6/8/2016)
Return Before Taxes	-5.88%	5.65%
Return After Taxes on Distributions	-6.07%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares	-3.34%	4.34%
Aptus Behavioral Momentum Index	-4.90%	6.64%
(reflects no deduction for fees, expenses, or taxes)
S&P 500 Total Return Index	-4.38%	8.94%
(reflects no deduction for fees, expenses, or taxes)
For the year-to-date period ended September 30, 2019, the Fund’s total return was 9.97%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.51% for the quarter ended September 30, 2018 and the lowest quarterly return was -17.52% for the quarter ended December 31, 2018.

Average Annual Total Returns
For the Period Ended December 31, 2018

Aptus Fortified Value ETF	1 Year	Since Inception (10/31/2017)
Return Before Taxes	-11.76%	-3.62%
Return After Taxes on Distributions	-11.94%	-3.82%
Return After Taxes on Distributions and Sale of Fund Shares	-6.86%	-2.78%
Aptus Fortified Value Index	-10.96%	-2.54%
(reflects no deduction for fees, expenses, or taxes)
Russell 1000 Total Return	-4.78%	-0.67%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an IRA or other tax-advantaged accounts.

* * * * * * * * * * * * *

Shareholders should read the more complete information contained elsewhere in this Information Statement/Prospectus, the Funds’ Prospectus and Statement of Additional Information, as supplemented, and the Reorganization Agreement.

INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Acquired Fund will be reorganized into the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the Reorganization.

The Reorganization. The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund, the Acquiring Fund will issue to the Acquired Fund that number of Acquiring Fund shares (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal in value to the aggregate net asset value of the Acquired Fund, calculated as of the closing date of the Reorganization (the “Closing Date”). The Acquired Fund will redeem its shares in exchange for the Acquiring Fund shares received by it and will distribute such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund shareholders will receive the Acquiring Fund shares based on their holdings in the Acquired Fund as of the last business day preceding the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of shares of the Acquiring Fund (plus cash received in lieu of fractional shares, if any) equal in value to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the Valuation Time. However, as an ETF, the market price of Acquiring Fund shares may be greater or less than its net asset value per share. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled and the transfer agent’s books of the Acquired Fund will be permanently closed.

Shares of the Funds are listed for trading on Cboe BZX Exchange, Inc. In preparation for the closing of the Reorganization, trading in shares of the Acquired Fund is expected to be suspended as of the close of business on December 26, 2019.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the Acquired Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the performance in all material respects of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be immediately after the close of business on or about December 27, 2019, or such other date as is agreed to by the parties.

The Reorganization Agreement may be amended by the authorized officers of the Trust; provided, however, that no such amendment may change the provisions for determining the number of Acquiring Fund shares to be issued to the Acquired Fund shareholders to the detriment of such shareholders without the Board’s approval.

Repositioning of the Acquired Fund’s Portfolio Assets. All of the securities held by the Acquired Fund comply with the investment objective, strategies, and restrictions of the Acquiring Fund. However, to maintain a portfolio of typically 40 to 50 U.S.-listed equity securities for the Acquiring Fund, the Adviser anticipates selling or delivering in-kind to satisfy redemption orders approximately half of the individual equity securities and the options contracts held by the Acquired Fund as of December 3, 2019 before the Reorganization. Such securities being sold constituted approximately 50% of the Acquired Fund’s net assets as of December 3, 2019. The Acquired Fund will incur the cost of commissions related to such sales, which, based on the Acquired Fund’s holdings as of December 3, 2019, are estimated to be approximately $5,467 (approximately 0.02% of the Acquired Fund’s net assets). Such sales are not expected to result in the recognition of any capital gains or the distribution of any capital gains to Acquired Fund shareholders because, to the extent any capital gains are recognized, such gains are expected to be fully offset by the Acquired Fund’s capital loss carryforwards. However, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets were sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in excess of the Acquired Fund’s capital loss carryforwards would be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions would be taxable to shareholders.

Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Acquired Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Information Statement/Prospectus, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of the Acquired Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local, or foreign income tax or non-income tax consequences of a Reorganization or of any transactions other than the Reorganization.

Note: Acquired Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The Acquired Fund and the Acquiring Fund will receive an opinion from the law firm of Morgan, Lewis & Bockius LLP (“Morgan Lewis”) substantially to the effect that, with respect to the Funds and the Reorganization, for federal income tax purposes:

i. The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares (and cash in lieu of fractional shares, if any) in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii. No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Acquired Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii. No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv. No gain or loss will be recognized by the Acquired Fund upon the distribution of Acquiring Fund Shares by the Acquired Fund to shareholders of the Acquired Fund in complete liquidation (in pursuance of the Agreement) of the Acquired Fund pursuant to Section 361(c)(l) of the Code.

v. The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer pursuant to Section 362(b) of the Code.

vi. The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii. No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

viii. The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(l) of the Code.

ix. The holding period of the Acquiring Fund Shares received by a shareholder of the Acquired Fund will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

Such opinion shall be based on customary assumptions and limitations and shall be conditioned on (1) such representations as Morgan Lewis, counsel providing the opinion, may reasonably request (and the Funds will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments thereof that Morgan Lewis has not approved). The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The description of the tax consequences set forth herein will neither bind the Internal Revenue Service (“IRS”), nor preclude the IRS or the courts from adopting a contrary position. Shareholders should consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Immediately prior to the Closing Date, the Acquired Fund will declare and pay a dividend to its shareholders that, together with all previous dividends for the taxable year, is intended to have the effect of distributing to Acquired Fund shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net capital gain (taking into account available capital loss carryforwards), if any, and net tax-exempt income, if any, for the taxable year ending on the Closing Date. The amount of such distribution to the shareholders of the Acquired Fund is estimated as of April 30, 2019, to be as set forth in the table below. Any amount actually distributed to the Acquired Fund’s shareholders immediately prior to the Reorganization may be higher or lower than the estimated amount set forth in the table below. Any such distribution generally will be taxable to Acquired Fund shareholders.

Acquired Fund	Distribution Amount (per Share)
Aptus Fortified Value ETF	$0.1802

As of April 30, 3019, the Funds had the following capital loss carryforwards available for federal income tax purposes, with an indefinite expiration:

Acquired Fund
	Short-Term	Long-Term
Aptus Fortified Value ETF	$5,070,757	$378,710
Acquiring Fund
	Short-Term	Long-Term
Aptus Drawdown Managed Equity ETF	$13,262,790	$ —

Utilization of capital loss carryforwards of the Acquired Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Acquired Fund may expire without being utilized. Additionally, for five years beginning after the Closing Date of the Reorganization, neither Fund will be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund.

Significant holders of shares of the Acquired Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Acquired Fund or that own Acquired Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

If you acquired different blocks of shares of the Acquired Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

Board Considerations

Due to the lack of scale in each Fund, and to eliminate duplicative products, Aptus recommended the Reorganization of the Acquired Fund into the Acquiring Fund.

In considering the approval of the Reorganization Agreement, the Board requested and evaluated information provided by Aptus regarding the Reorganization. The Board also considered the recommendation of Aptus, discussions with representatives of Aptus and Trust management, and the Board’s fiduciary duties under federal and state law. The Board considered the future of the Acquired Fund and the advantages of reorganizing the Acquired Fund into the Acquiring Fund. Among other things, the Board, including the Independent Trustees, reviewed the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization was expected to be consummated on a tax-free basis (except with respect to cash received in lieu of fractional shares, if any), and certain other materials provided to the Board. At its meeting held on October 2 and 3, 2019, the Board, including the Independent Trustees, concluded that each Fund’s participation in the Reorganization is in the Fund’s best interests, and that the interests of existing shareholders of the applicable Fund would not be diluted as a result of the Reorganization, and approved the Reorganization Agreement.

In approving the Reorganization, the Board considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive. The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

•	The Reorganization would permit shareholders of the Acquired Fund to continue to pursue a similar investment strategy in the Acquiring Fund;

•	The Acquired Fund and the Acquiring Fund have the same fundamental investment restrictions, other than with respect to diversification, and similar non-fundamental investment restrictions;

•
The Acquired Fund is passively managed, while the Acquiring Fund is actively managed. However, the Funds have similar investment strategies and both seek to invest in U.S.-listed equity securities and to limit exposure to equity market declines by purchasing Broad Market Options;

•
The Acquired Fund and the Acquiring Fund each have the same investment adviser and portfolio managers responsible for day-to-day management of the portfolio. There would be no change to any of the Funds’ other service providers after the Reorganization;

•
The expenses relating to the proposed Reorganization, which are estimated to be approximately $40,000, whether or not consummated, will be borne by Aptus, other than expenses associated with any repositioning of the Acquired Fund’s holdings;

•	The Board will continue to oversee the Acquiring Fund;

•	The Acquired Fund and the Acquiring Fund have the same management fee of 0.79%;

•	The Acquired Fund and the Acquiring Fund had substantially similar performance for the one-year period ended August 31, 2019;

•	The Reorganization will result in shareholders of the Acquired Fund having the same total annual operating expense ratio in the Acquiring Fund;

•	The Acquiring Fund will be the accounting/performance survivor in the Reorganization;

•
Aptus has represented that the long-term viability of each Fund is in question due to its small size and that the larger asset size of the Acquiring Fund after the Reorganization will increase the long-term viability of the combined Funds;

•
The Reorganization, as contemplated by the Reorganization Agreement, will be a tax-free reorganization (except with respect to cash received in lieu of fractional shares, if any) for the Funds and their shareholders. The Acquired Fund shareholder would receive a number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of their Acquired Fund shares immediately prior to the Reorganization. No sales charges or other transaction fees would be imposed on shareholders by a Fund in connection with the Reorganization;

•	The interests of the shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization.

The Board also considered that Aptus is subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization could relieve Aptus of the obligation to pay certain operating expenses of the Acquired

Fund, while retaining the assets by combining them with the Acquiring Fund. The Board considered that, if the Acquiring Fund’s total net assets increase over time as a result of the Reorganization, Aptus could benefit from an increase in advisory fees.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Acquired Fund or the liquidation of the Acquiring Fund. In considering the alternative of liquidation and its potential tax consequences to shareholders, the Board noted that (1) Acquired Fund shareholders not wishing to become part of the Acquiring Fund could sell their shares of the Acquired Fund at any time prior to the closing of the Reorganization without penalty, but may have tax consequences in connection with such sale and (2) that the Reorganization would allow shareholders of the Acquired Fund who wished to retain their investment to do so in a fund with a similar investment strategy managed by the same investment adviser and in a similar manner.

Furthermore, the Board considered that Rule 17a-8(a)(3) under the Investment Company Act permits a merger of affiliated companies without obtaining shareholder approval if certain conditions are met. The Board determined that all these conditions had been met. After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of shareholders of each of the Acquired Fund and the Acquiring Fund and their respective shareholders and that the interests of their respective shareholders would not be diluted as a result of the Reorganization, and accordingly, unanimously approved the Reorganization Agreement.

Costs and Expenses of the Reorganization. The Reorganization Agreement provides that the direct expenses of the Reorganization will be borne entirely by Aptus, regardless of whether the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the Investment Company Act, preparing, printing, and distributing the Information Statement/Prospectus and prospectus supplements of the Acquired Fund relating to the Reorganization, and expenses of winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement/Prospectus; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. The costs of the Reorganization do not include expenses related to the purchase or sale of the Fund’s holdings, including expenses related to the repositioning of the Acquired Fund’s holdings.

Capitalization. The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of October 31, 2019, and on a pro forma basis after giving effect to the Reorganization.

Fund Capitalization as of October 31, 2019	Net Assets	Shares Outstanding	Net Asset Value Per Share
Acquired Fund	$66,695,468	2,500,000	$26.68
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund		(311,110)
Acquiring Fund	$60,934,403	2,000,000	$30.47
Acquiring Fund (pro forma)	$127,629,871	4,188,890	$30.47

ADDITIONAL INFORMATION ABOUT THE FUNDS

Purchase and Sale of Shares. The purchase and redemption policies for the Funds are identical and are highlighted below. For a more complete discussion of the Funds’ purchase, redemption and exchange policies, please see Appendix B.

Shares are listed on a national securities exchange, such as the Exchange, and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time.

The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Distributions. The Acquired Fund and Acquiring Fund each intend to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Tax Information. Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation. If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Investment Advisory Agreement. Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and Aptus Capital Advisors, LLC (the “Advisory Agreement”), Aptus provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser is responsible for trading portfolio securities on behalf of each Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board.

Please refer to “Summary – The Fund’s Fees and Expenses” which illustrates the pro forma operating expenses for the Acquiring Fund after giving effect to the Reorganization. A discussion regarding the Board’s basis for approving the investment advisory agreements for the Fund is included in the Fund’s annual report to shareholders dated April 30, 2019.

Valuation. The Funds have the same Valuation Policy, which is more fully discussed in Appendix B, “Shareholder Information for the Funds.”

Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Acquiring Fund shares to be issued to the shareholders of the Acquired Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of the Fund. Because the Funds are each a series of the Trust, the Funds’ shares have identical characteristics.

The following is a summary of the material rights of shareholders of the Acquired Fund and the Acquiring Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Trust’s Agreement and Declaration of Trust, and the Trust’s Amended and Restated By-Laws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by writing to the address below or by calling the telephone number listed as follows:

ETF Series Solutions
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004

Form of Organization. Each Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on February 9, 2012.

Description of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in a Fund with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Voting Rights. Each Share of the Acquired Fund and the Acquiring Fund has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Shareholder Liability. Delaware law does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of the Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of the Fund, he or she shall not be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to additional shares or other securities issued by the Trust or a Fund.

Fund Trustees and Officers. The Trust is managed by the Board. The persons sitting on the Board will continue to be the same after the Reorganization.

Investment Adviser. Each Fund’s investment adviser is Aptus Capital Advisors, LLC, an Alabama limited liability company located at 8 1/2 South Bancroft Street, Fairhope, Alabama 36532. The Adviser is controlled by John D. (“JD”) Gardner, Chief Investment Officer, Managing Member, and majority owner of the Adviser.

Fund Management. Aptus will continue to be responsible for providing investment advisory/portfolio management services to the Acquiring Fund following the Reorganization. The portfolio management team for both the Acquired Fund and the Acquiring Fund consists of John D. (“JD”) Gardner, Chief Investment Officer and Managing Member at the Adviser, and Beckham D. Wyrick, Portfolio Manager and Chief Compliance Officer at the Adviser, who are jointly and primarily responsible for the day-to-day management of each Fund. Messrs. Gardner and Wyrick have been portfolio managers of the Acquired Fund since its inception in 2017 and the Acquiring Fund since August 2017.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

Other Fund Service Providers. The Funds use the services of U.S. Bank Global Fund Services (“Fund Services”) as their fund administrator and transfer agent. The Funds also use the services of U.S. Bank N.A., an affiliate of Fund Services, as their custodian. Upon completion of the Reorganization, Fund Services and U.S. Bank N.A. will continue to provide services to the Acquiring Fund.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Trust.

Ownership of Securities of the Funds. As of October 31, 2019, the Record Date, the Funds had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Fund as a group owned less than 1% of the outstanding voting securities of each of the Funds.

Shares Issued & Outstanding as of October 31, 2019
Aptus Drawdown Managed Equity ETF (ADME)	2,000,000
Aptus Fortified Value ETF (FTVA)	2,500,000

As of October 31, 2019, the Record Date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Funds:

Aptus Drawdown Managed Equity ETF (ADME)
Name and Address	% Ownership	Ownership Type
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	52.16%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.54%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	13.61%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.24%	Record

Aptus Fortified Value ETF (FTVA)
Name and Address	% Ownership	Ownership Type
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	65.29%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.48%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	12.59%	Record

Any shareholder that owns 25% or more of the outstanding shares of the Fund or a class of the Fund may be presumed to “control” (as that term is defined in the Investment Company Act) the Fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

AVAILABLE INFORMATION

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. In addition, the Funds’ shares are listed on the Exchange. Reports, proxy statements and other information that may be filed with the Exchange and also may be inspected at the offices of the Exchange.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington DC 20004-2541, which serves as counsel to the Trust.

EXPERTS

The financial statements and financial highlights of the Acquired Fund and the Acquiring Fund, each a series of the Trust, incorporated in this Information Statement/Prospectus by reference from the Annual Report on Form N-CSR for the fiscal year ended April 30, 2019 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The information in Appendix C to the Information Statement/Prospectus supplements and should be read in conjunction with the foregoing information.

OTHER MATTERS

The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Funds at the attention of Michael D. Barolsky, c/o ETF Series Solutions, 615 East Michigan Street, Milwaukee, Wisconsin 53202, so that they are received within a reasonable time before the proxy solicitation for that meeting is made. The timely submission of a proposal does not guarantee it will be included in the proxy materials.

By order of the Board of Trustees,

/s/ Michael D. Barolsky
Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about the Trust. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [    ], 2019 by and between ETF Series Solutions, a Delaware statutory trust (the “Trust”), on behalf of its series, the Aptus Drawdown Managed Equity ETF (formerly known as the Aptus Behavioral Momentum ETF) (the “Acquiring Fund”) and the Trust, on behalf of its series, the Aptus Fortified Value ETF (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). Aptus Capital Advisors, LLC (“Aptus”) is a party to this Agreement solely for purposes of paragraph 8.2. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by the Trust on behalf of the Acquiring Fund and Acquired Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder. The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) (and cash in lieu of fractional shares), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate investment series of a registered open-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Acquired Fund, that (1) participation in the applicable Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the applicable Reorganization; and

WHEREAS, the Board has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1    The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Trust shall assign, deliver, and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Trust shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver Acquiring Fund Shares (and cash in lieu of fractional shares, if any) to the Acquired Fund. The number of the Acquiring Fund’s Shares to be delivered shall be determined as set forth in paragraph 2.3. Acquiring Fund Shares shall be delivered to the Acquired Fund in Creation Unit aggregations only, meaning, for purposes of the Reorganization only, specified blocks of 50,000 Acquiring Fund Shares (each a “Creation Unit Aggregation”).

1.2    Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or

Appendix A-1

prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).

1.3    Liabilities of the Acquired Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent, or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4    Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute (or cause its transfer agent to distribute) the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books, share records, or global Depository Trust Company (“DTC”) certificate, as appropriate, of the Acquiring Fund to open accounts on the books, share records, or global DTC certificate, as appropriate, of the Acquiring Fund in the names of Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due to each shareholder. The Acquired Fund Shareholder being entitled to receive that number of Acquiring Fund Shares (and cash in lieu of fractional shares) equal in value to the aggregate net asset value of the then outstanding shares of beneficial interest of the respective Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5    Recorded Ownership of Acquiring Fund Shares. DTC will act as securities depositary for the Acquiring Fund Shares. The Shares of the Acquiring Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for the Acquired Fund Shares. Access to DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of all Acquiring Fund Shares will be limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the Acquired Fund’s Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through DTC Participants a written confirmation relating to their ownership of the Acquired Fund’s Shares.

1.6    Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund.

ARTICLE II

VALUATION

2.1    Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund’s Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

2.2    Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund’s Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

2.3    Calculation of Number of Acquiring Fund Shares. The number of the Acquiring Fund’s Shares to be issued in connection with a Reorganization shall be determined by dividing the value of the per share net asset value of the Acquired Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agreed that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund’s Shares (and cash in lieu of fractional shares, if any) to be so credited to the Acquired Fund’s Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund Shares owned by the Acquired Fund’s Shareholders at the Effective Time.

Appendix A-2

2.4    Determination of Value. All computations of value hereunder shall be made in accordance with the applicable Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and shall be subject to confirmation by such Fund’s respective independent registered public accounting firm upon reasonable request by such Fund. The Trust and the Acquired Fund agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences for prices of portfolio securities of the Acquired Fund which are also held by the Acquiring Fund.

2.5    Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

ARTICLE III

CLOSING

3.1    Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Trust on or about [Closing Date], or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately after the close of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2    Transfer and Delivery of Assets. The Trust shall direct U.S. Bank, National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer of the Trust stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund. Such securities shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.

3.3    Share Records. By the Closing, the Trust’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), shall deliver to the Trust, or its designated agent, instructions necessary for the pro rata distribution of Acquiring Fund Shares as provided in Section 1.4, all as of the close of business on the Valuation Date. The Trust’s Transfer Agent, shall deliver to the Trust evidence that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund and that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.4.

3.4    Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

4.1.1 The Acquired Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, to own all of its properties and assets and to carry on its business as it is presently conducted.

Appendix A-3

4.1.2    The Trust is registered with the SEC as an open-end management investment company under the Investment Company Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

4.1.3    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act, and such as may be required under state securities laws.

4.1.4 The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and the prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the Investment Company Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.1.5 At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

4.1.6 The Trust is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

4.1.7 All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

4.1.8 Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.1.9    The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at and for the year ended April 30, 2019 have been audited by Cohen & Company, Ltd., the Acquired Fund’s independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be recorded in the financial statements, or disclosed in the notes thereto, in accordance with GAAP as of such date that are not disclosed therein.

4.1.10    Since April 30, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph 4.1.10, a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.1.11 At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. No such return is currently under audit, and no assessment has been asserted with respect to such returns.

Appendix A-4

4.1.12 At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a separate “regulated investment company” under Section 851(g) of the Code. The Acquired Fund has met the requirements of Part I of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations and will continue to meet such requirements at all times for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquired Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b) (3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquired Fund has not at any time since its inception been liable, nor is now liable for, any income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquired Fund is in compliance in all material respects with applicable Treasury Regulations of the Internal Revenue Service (“IRS”) pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, has withheld in respect of dividends and other distributions, paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

4.1.13 All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into the Acquired Fund’s shares.

4.1.14 The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board, on behalf of the Acquired Fund, which has made the determinations required by Rule 17a-8(a) under the 1940 Act, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.1.15 The Information Statement/Prospectus (as defined in paragraph 5.5), insofar as it relates to the Acquired Fund, will, at the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the Investment Company Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2    Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Fund in a written instrument executed by an officer of the Trust, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

4.2.1 The Acquiring Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2.2 At the Effective Time, the Trust will be registered with the SEC as an open-end management investment company under the Investment Company Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

4.2.3 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state securities laws.

4.2.4 The current prospectus, statement of additional information, shareholder reports, marketing, and other related materials of the Acquiring Fund and the prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the Investment Company Act and the rules and regulations of the SEC thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

Appendix A-5

4.2.5 At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

4.2.6 The Acquiring Fund is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of the Trust’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

4.2.7 Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.2.8 The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at and for the year ended April 30, 2019 have been audited by Cohen & Company, Ltd., the Acquiring Fund’s independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be recorded in the financial statements, or disclosed in the notes thereto, in accordance with GAAP as of such date that are not disclosed therein.

4.2.9 Since April 30, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund in writing. For the purposes of this paragraph 4.2.9, a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.2.10 At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.2.11 At the end of its first taxable year since its commencement of operations, the Acquiring Fund properly elected to be treated as a separate “regulated investment company” under Section 851(g) of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) (1) of the Code. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquiring Fund is in compliance in all material respects with applicable Treasury Regulations of the IRS pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, has withheld in respect of dividends and other distributions, paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

4.2.12 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board, on behalf of the Acquiring Fund, which has made the determinations required by Rule 17a-8(a) under the 1940 Act, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund,

Appendix A-6

enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.2.13 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does have outstanding any options, warrants, or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into the Acquiring Fund’s shares.

4.2.14 The Information Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the Investment Company Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1    Conduct of Business. The Acquiring Fund and the Acquired Fund will operate their business in the ordinary course consistent with Trust practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2    No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3    Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4    Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5    Information Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of an Information Statement/Prospectus statement on Form N-14 (the “Information Statement/Prospectus”), in compliance with the 1934 Act and the Investment Company Act.

5.6    Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund’s Shares received at the Closing.

5.7    Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8    Other Instruments. The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable to vest in and confirm (a) the Acquired Fund, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act and such of the state blue sky or securities laws as may be necessary to continue its operations after the Effective Time.

Appendix A-7

5.10    Regulated Investment Company Distribution. On or before the Closing Date, the Acquired Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT

6.1    Conditions Precedent to Obligations of the Acquired Fund. The obligations of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.1.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust, and dated as of the Effective Time, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

6.1.3 The Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

6.1.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2    Conditions Precedent to Obligations of the Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.2.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.2.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Trust.

6.2.3 The Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

6.2.4 The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

6.2.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3    Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time with respect to the Acquired Fund or the Acquiring Fund, the applicable Acquired Fund or the Acquiring Fund, at its option, shall not be required to consummate the transactions contemplated by this Agreement.

6.3.1 The Agreement and the transactions contemplated herein shall have been approved by the Board, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything

Appendix A-8

herein to the contrary, the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3.1.

6.3.2 At the Effective Time, no action, suit, or other proceeding shall be pending or, to the knowledge of the Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

6.3.3 All consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.3.4 The Trust shall have received an opinion of Morgan, Lewis & Bockius LLP substantially to the effect that with respect to the Funds and the Reorganization for federal income tax purposes:

i. The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares (and cash in lieu of fractional shares, if any) in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii. No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Acquired Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii. No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv. No gain or loss will be recognized by the Acquired Fund upon the distribution of Acquiring Fund Shares by the Acquired Fund to shareholders of the Acquired Fund in complete liquidation (in pursuance of the Agreement) of the Acquired Fund pursuant to Section 361(c)(l) of the Code.

v. The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer pursuant to Section 362(b) of the Code.

vi. The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii. No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

viii. The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(l) of the Code.

ix. The holding period of the Acquiring Fund Shares received by a shareholder of the Acquired Fund will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

Appendix A-9

Such opinion shall be based on customary assumptions and limitations and shall be conditioned on (1) such representations as Morgan, Lewis & Bockius LLP, counsel providing the opinion, may reasonably request (and the Funds will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that Morgan, Lewis & Bockius LLP has not approved). The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.4.

6.3.5 U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.3.6 The Transfer Agent shall have delivered to the Trust a certificate of its authorized officer as set forth in paragraph 3.3.

6.3.7 The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

6.3.8 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1    Indemnification by the Acquiring Fund. The Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees, and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants, or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty, or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability, or expense (or actions with respect thereto) shall be due to any negligent, intentional, or fraudulent act, omission, or error of the Acquired Fund or its respective trustees, officers, or agents.

7.2    Indemnification by the Acquired Fund. The Trust, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees, and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants, or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty, or other act wrongfully done or attempted to he committed by the Acquired Fund or the members of the Acquired Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability, or expense (or actions with respect thereto) shall be due to any negligent, intentional, or fraudulent act, omission, or error of the Acquiring Fund or its respective trustees, officers, or agents.

7.3    Liability of the Trust. The Trust understands and agrees that the obligations of either the Acquired Fund or the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent, or employee of the Trust personally, but bind only the Acquired Fund and its property or the Acquiring Fund and its property. Moreover, no series of the Trust other than the Acquired Fund or Acquiring Fund shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The Trust represents that it has notice of the provisions of the Trust’s Declaration of Trust disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund or Acquiring Fund.

Appendix A-10

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1    No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2    Expenses of Reorganization. The expenses relating to the proposed Reorganization, which are estimated to be approximately $40,000, whether or not consummated, will be borne by Aptus. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the Investment Company Act, preparing, printing, and distributing the Information Statement/Prospectus and prospectus supplements of the Acquired Fund relating to the Reorganization, and expenses of winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement/Prospectus; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code. The costs of the Reorganization do not include expenses related to the purchase or sale of the Acquired Fund’s holdings, including expenses related to the repositioning of the Acquired Fund’s holdings.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1    Amendments. This Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the Board of the Acquired Fund pursuant to paragraph 6.3.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board’s further approval.

9.2    Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:
If to the Trust:

ETF Series Solutions
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
Attention: Michael D. Barolsky, Vice President and Secretary
Phone: (414) 765-5586

With copies (which shall not constitute notice) to:

Christopher D. Menconi
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541
Phone: (202) 373-6799

Appendix A-11

If to Aptus Capital Advisors, LLC:

Aptus Capital Advisors, LLC
8 1/2 South Bancroft Street
Fairhope, Alabama 36532
Attention: J.D. Gardner
Phone: (251) 517-7198

ARTICLE XI

MISCELLANEOUS

11.1    Entire Agreement. The Trust agrees that it has not made any representation, warranty, or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2    Survival. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3    Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5    Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

Appendix A-12

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [ ] day of [ ] 2019.

ETF SERIES SOLUTIONS	ETF SERIES SOLUTIONS
ON BEHALF OF THE ACQUIRING FUND	ON BEHALF OF THE ACQUIRED FUND

Name:	Name:
Title:	Title:

Solely for purposes of paragraph 8.2

APTUS CAPITAL ADVISORS, LLC

Name:
Title:

Appendix A-13

APPENDIX B - SHAREHOLDER INFORMATION FOR THE FUNDS

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. A Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of an Index Fund’s Index.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from an Index Fund’s basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by a Fund or resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of

Appendix B-1

cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for a Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time or such earlier time as may be designated by a Fund and disclosed to APs. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when an Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Appendix B-2

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of an IIV is based on the basket of Deposit Securities, and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by a Fund. The IIV should not be viewed as a “real-time” update of a Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

Appendix B-3

Determination of Net Asset Value (NAV)

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, each Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing

The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Funds will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser, including that such investment companies enter into an agreement with the Funds. The relief from Section 12(d)(1), however, may not be available for investments in a Fund if the Fund invests significantly in other ETFs.

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Funds’ website at www.aptusetfs.com.

Appendix B-4

APPENDIX C - FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the Acquiring Fund will be the accounting survivor of the Acquired Fund. The following financial highlights are intended to help you understand the Acquired Fund’s financial performance for the fiscal periods shown below compared to the financial performance of the Acquiring Fund. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

Aptus Drawdown Managed Equity ETF (formerly known as Aptus Behavioral Momentum ETF)

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year/period

	Year Ended April 30, 2019	Year Ended April 30, 2018	Period Ended April 30, 2017 (1)
Net asset value, beginning of year/period	$32.49	$26.57	$25.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.29	0.05	0.28
Net realized and unrealized
gain (loss) on investments	(2.72)	5.97	1.47
Total from investment operations	(2.43)	6.02	1.75

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.24)	(0.10)	(0.18)
Total distributions	(0.24)	(0.10)	(0.18)

Net asset value, end of year/period	$29.82	$32.49	$26.57
Total return	-7.46%	22.68%	7.01%	(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$70,065	$56,866	$33,214

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79%	0.79%	(4)
Net investment income (loss)
to average net assets	0.91%	0.17%	1.21%	(4)
Portfolio turnover rate(5)	321%	124%	144%	(3)

(1)	Commencement of operations on June 8, 2016.

(2)	Calculated based on average shares outstanding during the period.

(3)	Not annualized.

(4)	Annualized.

(5)	Excludes the impact of in-kind transactions.

Appendix C-1

Aptus Fortified Value ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended April 30, 2019	Period Ended April 30, 2018(1)
Net asset value, beginning of period	$26.53	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.27	0.08
Net realized and unrealized gain (loss) on investments (7)	0.62	1.48
Total from investment operations	0.89	1.56

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.10)	(0.03)
Net realized gain	(0.08)	__
Total distributions	(0.18)	(0.03)

CAPITAL SHARE TRANSACTIONS:
Transaction fees	__	0.00	(6)

Net asset value, end of year/period	$27.24	$26.53
Total return	3.55%	6.24%	(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$85,809	$62,336

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79%	(4)
Net investment income (loss) to average net assets	1.02%	0.61%	(4)
Portfolio turnover rate(5)	51%	34%	(3)

(1)	Commencement of operations on October 31, 2017.

(2)	Calculated based on average shares outstanding during the period.

(3)	Not annualized.

(4)	Annualized.

(5)	Excludes the impact of in-kind transactions.

(6)	Represents less than $0.005.

(7)
Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

Appendix C-2

PART B

STATEMENT OF ADDITIONAL INFORMATION

December 6, 2019

REORGANIZATION OF

Aptus Fortified Value ETF (FTVA)
(a series of ETF Series Solutions)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004

IN EXCHANGE FOR SHARES OF

Aptus Drawdown Managed Equity ETF (ADME)
(a series of ETF Series Solutions)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004

This Statement of Additional Information dated December 6, 2019 (the “SAI”) is not a prospectus. An Information Statement/Prospectus dated December 6, 2019 (the “Information Statement/Prospectus”) related to the above referenced matter may be obtained from ETF Series Solutions (the “Trust”), on behalf of the Aptus Fortified Value ETF (the “Acquired Fund”) and the Aptus Drawdown Managed Equity ETF (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) by writing or calling the Trust at the address and telephone number shown above. This SAI should be read in conjunction with such Information Statement/Prospectus.

You should rely only on the information contained in this SAI and the Information Statement/Prospectus. The Trust has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below.

The following documents are incorporated by reference into this SAI:

1.
The Funds’ Prospectus and Statement of Additional Information, dated August 31, 2019, as supplemented (on file with the SEC (http://www.sec.gov) (File Nos. 811-22668; 333-179562) (Accession No. 0000894189-19-005744)), is incorporated by reference.

2.
The Funds’ Annual Report on Form N-CSR for the fiscal year ended April 30, 2019 (on file with the SEC (http://www.sec.gov) (File No. 811-22668) (Accession No. 0000898531-19-000386)), is incorporated by reference.

PRO FORMA FINANCIAL INFORMATION

Under the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Acquired Fund is proposed to be reorganized into the Acquiring Fund (the “Reorganization”).

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund for the twelve- month period ended April 30, 2019. The unaudited pro forma information provided herein should be read in conjunction with the Prospectus/Information Statement and the historical financial statements of the Acquired Fund and the Acquiring Fund.

The Reorganization’s primary purpose is to combine the assets of the Acquired Fund with the Acquiring Fund in a belief that it will benefit shareholders of the Acquired Fund who wish to maintain investments in a fund with similar investment objectives and investment strategies. In addition, combining the Funds will eliminate the likelihood that Aptus Capital Advisors, LLC, the Funds’ investment adviser (the “Adviser”), will find it necessary to recommend the liquidation of either Fund because its small size does not make it viable for the long-term.

Narrative Description of the Pro Forma Effects of the Reorganization

The pro forma information for the twelve-month period ended April 30, 2019, has been prepared to give effect to the proposed Reorganization pursuant to the Reorganization Agreement as if the Reorganization had been completed and effective for the twelve month period ended on April 30, 2019.

Basis of Pro Forma Financial Information

At its meeting held on October 2 and 3, 2019, the Board of Trustees (the “Board”) approved a Reorganization Agreement whereby the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund. Shareholders of the Acquired Fund would receive shares (and cash in lieu of fractional shares, if any) of the Acquiring Fund equivalent in value to the aggregate net asset value of their investment in the Acquired Fund at the time of the Reorganization, and the Acquired Fund then would be dissolved. The Reorganization is expected to close immediately after the close of business on December 27, 2019.

The Acquiring Fund’s shares (and cash in lieu of fractional shares, if any) to be issued to the Acquired Fund’s shareholders will have an aggregate net asset value equal to the aggregate value of the net assets that the Acquiring Fund receives from the Acquired Fund shares, as determined pursuant to the terms of the Reorganization Agreement. All Acquiring Fund shares to be delivered to the corresponding Acquired Fund will be delivered at net asset value without a sales load, commission, or other similar fee being imposed. The Reorganization is expected to be tax-free (except with respect to cash received in lieu of fractional shares, if any) for U.S. federal income tax purposes; therefore, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization.

Under generally accepted accounting principles generally accepted in the United States of America (U.S. GAAP), the historical cost of investment securities will be carried forward to the surviving entity, and the results of operations of the surviving fund for pre-organization periods will not be restated. The Acquiring Fund will be the surviving fund for accounting purposes. The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

Repositioning

All of the securities held by the Acquired Fund comply with the investment objective, strategies, and restrictions of the Acquiring Fund. However, to maintain a portfolio of typically 40 to 50 U.S.-listed equity securities for the Acquiring Fund, the Adviser anticipates selling or delivering in-kind to satisfy redemption orders approximately half of the individual equity securities and the options contracts held by the Acquired Fund as of December 3, 2019 before the Reorganization. Such securities being sold constituted approximately 50% of the Acquired Fund’s net assets as of December 3, 2019. The Acquired Fund will incur the cost of commissions related to such sales, which, based on the Acquired Fund’s holdings as of December 3, 2019, are estimated to be approximately $5,467 (approximately 0.02% of the Acquired Fund’s net assets). Such sales are not expected to result in the recognition of any capital gains or the distribution of any capital gains to Acquired Fund shareholders because, to the extent any capital gains are recognized, such gains are expected to be fully offset by the Acquired Fund’s capital loss carryforwards. However, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets were sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in excess of the Acquired Fund’s capital loss carryforwards would be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions would be taxable to shareholders.

Table 3 below contains the list of securities from the Acquired Fund’s unaudited Schedule of Investments as of December 3, 2019 that are expected to be repositioned (i.e., sold or delivered in-kind to satisfy redemption orders) prior to the Reorganization. Information about the complete holdings of the Acquired Fund and the Acquiring Fund is available each day on the Funds’ website at www.aptusetfs.com. The makeup of the holdings of the Acquiring Fund is not expected to materially change as a result of the Reorganization (i.e., the number of shares of each security is expected to increase roughly in proportion with the value of the Acquired Fund’s assets being received by the Acquiring Fund, but the percentage of the Acquiring Fund’s holdings in a particular security is not expected to materially change).

Table 1 – Reorganization Shares

Acquired Fund	Acquiring Fund
(the Acquired Fund is a series of ETF Series Solutions)	Reorganizes into (the Acquiring Fund is a series of ETF Series Solutions)
Aptus Fortified Value ETF (FTVA)	Aptus Drawdown Managed Equity ETF (ADME)

Table 2 – The Acquired Fund’s and Acquiring Fund’s Net Assets as of April 30, 2019

The following table sets forth the net assets of the Acquired Fund and Acquiring Fund, and on a pro forma basis the successor Acquired Fund, as of April 30, 2019, after giving effect to the Reorganization.

Fund Capitalization as of April 30, 2019	Net Assets	Shares Outstanding	Net Asset Value Per Share
Acquired Fund	$85,808,503	3,150,000	$27.24
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund		(272,451)
Acquiring Fund	$70,065,479	2,350,000	$29.82
Acquiring Fund (pro forma)	$155,873,982	5,227,549	$29.82

Table 3 – The Acquired Fund’s Securities as of December 3, 2019 Expected to be Repositioned

Schedule of Investments Expected to be Repositioned
December 3, 2019 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 98.7%
	Administrative and Support and Waste Management and Remediation Services - 7.3%
22,839	Perspecta, Inc.	626,931
10,741	Robert Half International, Inc.	616,104
		1,243,035
	Arts, Entertainment, and Recreation - 4.0%
6,256	Electronic Arts, Inc. (a)	633,545

	Finance and Insurance - 4.3%
2,507	UnitedHealth Group, Inc.	694,188

	Health Care and Social Assistance - 1.9%
5,681	Quest Diagnostics, Inc.	599,970

	Information - 12.0%
12,489	CDK Global, Inc.	668,661
21,390	Discovery, Inc. - Class A (a)	687,261
17,319	DISH Network Corporation - Class A (a)	578,108
18,791	Fox Corporation - Class A	661,255
92,552	Sirius XM Holdings, Inc.	627,503
		3,222,788

Schedule of Investments Expected to be Repositioned
December 3, 2019 (Unaudited)
Shares		Security Description		Value
		Manufacturing - 46.2%
4,784		Acuity Brands, Inc.		613,213
19,780		Capri Holdings, Ltd. (a)		689,333
6,279		Carter's, Inc.		622,751
22,080		Gentex Corporation		619,344
9,131		Gilead Sciences, Inc.		603,285
5,037		Jazz Pharmaceuticals plc (a)		737,669
16,307		Pfizer, Inc.		620,481
10,833		Seagate Technology plc		630,589
7,268		United Therapeutics Corporation (a)		648,451
				5,785,116
		Professional, Scientific, and Technical Services - 11.5%
35,466		Exelixis, Inc. (a)		591,218
4,393		F5 Networks, Inc. (a)		634,437
7,912		MAXIMUS, Inc.		584,855
				1,810,510
		Retail Trade - 3.8%
33,304		L Brands, Inc.		577,158

		Transportation and Warehousing - 1.7%
6,992		CH Robinson Worldwide, Inc.		531,532

		Wholesale Trade - 4.1%
13,340		Allison Transmission Holdings, Inc.		632,449

		TOTAL COMMON STOCKS		15,730,291

Shares		Security Description	Notional Amount	Value
		PURCHASED OPTIONS - 0.5%
		SPDR S&P 500 ETF Trust
11,000		Expiration: 02/21/2020, Exercise Price: 220.00	$343,505,000	170,500
		TOTAL PURCHASED OPTIONS		170,500
		TOTAL INVESTMENTS		15,900,791
	Percentages are stated as a percent of net assets.

	(a)	Non-income producing security.

Pro Forma Adjustments

Pursuant to the Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser has agreed to pay all expenses incurred by the Funds except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. Consequently, for the fiscal year ended April 30, 2019, the only operating expenses of each Fund were the management fees each Fund paid to the Adviser. Because the management fee for each Fund as a percentage of the average net assets of each Fund will not change as a result of the Reorganization, no adjusted expenses are presented as part of the pro forma financial information for the Reorganization.

Accounting Policy

No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization.

Accounting Survivor

After giving effect to the proposed Reorganization, the Acquiring Fund will be the accounting survivor. The Acquiring Fund will have the same portfolio management team, investment objective, principal investment strategies, expense structure, and investment policies, restrictions and limitations of the Acquiring Fund as described in the Information Statement/Prospectus.

Federal Income Taxes

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.
No gain or loss generally is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.

2.
No gain or loss generally is recognized by the Acquired Fund’s shareholders upon the exchange of the shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization (except with respect to cash, if any, received in lieu of fractional shares).

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The Acquiring Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of April 30, 2019 the Funds had the following capital loss carryforwards available for federal income tax purposes, with an indefinite expiration:

Acquired Fund
	Short-Term	Long-Term
Aptus Fortified Value ETF	$5,070,757	$378,710
Acquiring Fund
	Short-Term	Long-Term
Aptus Drawdown Managed Equity ETF	$13,262,790	$ —

Utilization of capital loss carryforwards of the Acquired Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Acquired Fund may expire without being utilized. Additionally, for five years beginning after the Closing Date of the Reorganization, neither Fund will be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund.

Significant holders of shares of the Acquired Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Acquired Fund or that own Acquired Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

If you acquired different blocks of shares of the Acquired Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

Reorganization Costs

The expenses relating to the proposed Reorganization, which are estimated to be approximately $40,000, whether or not consummated, will be borne by Aptus. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the Investment Company Act, preparing, printing, and distributing the Information Statement/Prospectus and prospectus supplements of the Acquired Fund relating to the Reorganization, and expenses of winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement/Prospectus; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. The costs of the Reorganization do not include expenses related to the purchase or sale of the Fund’s holdings, including expenses related to the repositioning of the Acquired Fund’s holdings.